Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296

Debtor:

Monthly Operating Report

For the Period April 1st, 2010 to April 30th, 2010

REQUIRED DOCUMENTS	Form No.

Debtors Consolidating Schedule of Receipts and Disbursements	MOR-1

Debtors Consolidating Schedule of Operating Receipts and Disbursements	MOR-1a

Schedule of Cash Disbursements by Debtor Entity	MOR-2

Schedule of Debtors Bank Account Balances	MOR-3

Schedule of Professional Fees Paid	MOR-4

Declaration Regarding the Reconciliation of the Debtors Bank Accounts	MOR-5

Debtors Consolidating Balance Sheet	MOR-6

Debtors Consolidating Statement of Operations	MOR-7

Declaration Regarding the Status of Post-Petition Taxes of the Debtors	MOR-8

Combined Listing of Post-Petition Aged Accounts Payable	MOR-9

Combined Listing of Aged Accounts Receivable	MOR-10

Summary of Debtors Post-Petition Inter-Company Receivables and Payables	MOR-11

Debtors Questionnaire	MOR-12

Supplement to Debtors Questionnaire	MOR-12a

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William G. Harvey	March 31 st, 2010
Signature of Authorized Individual*	Date

William G. Harvey	Executive Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized Individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Abitibibowater Inc., et al.,

NOTES TO THE MONTHLY OPERATING REPORT

1.	Background and Basis of Presentation: On April 16, 2009 and December 21, 2009, Abitibibowater, Inc. (“ABI” or the “Company”) and certain of its U.S. and Canadian subsidiaries (collectively, the “Debtor Entities”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) seeking relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). On April 17, 2009, certain of the Company’s Canadian subsidiaries also filed to reorganize (the “Canadian Petition”) under the Companies’ Creditors Arrangement Act (“CCAA”) in the Superior Court of Justice in Canada, Province of Quebec, District of Montreal (the “Canadian Court”). Certain U.S. and Canadian legal entities, as well as some operations, (“Non-Debtor Affiliates”) were not included in the Chapter 11 filings and will continue to operate outside of the Chapter 11 process.

The unaudited financial statements included herein include the accounts and results of operations of the U.S. filed debtors. The information contained in this Monthly Operating Report (“MOR”) is provided to fulfill the reporting requirements set forth by the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment.

In accordance with U.S. generally accepted accounting principles (GAAP), the Company has applied American Institute of Certified Public Accountant’s Statement of Position (“SOP”) 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), in preparing the financial statements. SOP 90-7 requires that the financial statements, for periods subsequent to the Chapter 11 filing, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the bankruptcy proceedings, are recorded in reorganization items on the accompanying unaudited statements of operations. In addition, pre-petition obligations that may be impacted by the bankruptcy reorganization process have been classified on the unaudited balance sheet at April 30th, 2010 as Liabilities Subject to Compromise.

These financial statements are not intended to be prepared in conformity with U.S. GAAP, because they do not include all of the information and footnote disclosures required by U.S. GAAP for complete financial statements. The information contained in this MOR: (a) has not been audited or reviewed by independent registered public accountants, (b) is limited to the time period indicated, and (c) is not intended to reconcile to the consolidated financial statements filed by the Company in its Annual Report on Form 1O-K for the Year ended December 31, 2009 (“2009 Form 1O-K”) filed with the Securities and Exchange Commission (“SEC”) on March 31st, 2010, or with consolidated financial statements in subsequently filed Quarterly Reports on Form 10-Q.

Preparation of the MOR requires management to make estimates and assumptions about future events that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. The Company cannot determine future events and their effects with certainty, particularly while the Chapter 11 cases are proceeding. Therefore, the determination of estimates requires the exercise of judgment based on various assumptions, and other factors such as historical experience, current and expected economic conditions, and in some cases, actuarial calculations. The Company constantly reviews these significant factors and makes adjustments when appropriate.

The statement of operations and cash flows presented in the MOR for any interim period are not necessarily indicative of the results that may be expected for a full quarter, full year, or any future interim period. While every effort has been made to assure the accuracy and completeness of this MOR, errors or omissions may have inadvertently occurred and the Company reserves the right to amend the MOR as necessary. In particular, the Company is in the process of reconciling its pre-petition and post-petition liabilities, as well as its liabilities subject to compromise and not subject to compromise, and such amounts are subject to reclassification and/or adjustment in the future.

For the reasons discussed above, the Company cautions readers not to place undue reliance upon information contained in the MOR. For further information, refer to the Company’s consolidated financial statements and footnotes included in its 2009 Form 10-K filed with the SEC on March 31st, 2010 and other filings with the SEC.

2.	DIP Credit Facility: In connection with the commencement of the Chapter 11 proceedings, on April 16, 2009 the Company and certain of its affiliates filed a motion with the U.S. Court seeking approval to enter into a post petition credit agreement (the “DIP Credit Agreement”). On April 17, 2009, the U.S. Court granted interim approval of the DIP Credit Agreement. Final approval of the DIP Credit Agreement was granted by the U.S. Court on June 4, 2009.

The DIP Credit Agreement, as amended, provides for a term loan in the aggregate principal amount of up to USD $360,000,000, consisting of USD $166,000,000 for term loan borrowings of the US Borrowers, and a USD $40,000,000 term loan for borrowings of Bowater Canada ( the “Initial Loan”), plus subject to further approval from the Bankruptcy Court only after notice and a further hearing, an incremental USD $154,000,000 which may be advanced after the date of this order (the Incremental Facility).

The use of proceeds under the DIP Credit Agreement may be used for: (a) working capital; (b) other general corporate purposes of the Bowater Debtors; (c) payment of any related transaction costs, fees and expenses; (d) the payment of Adequate Protection Obligations; and (e) the costs of administration of these cases. On April 20th and 21st, 2009, the company drew down the current available amount of the DIP agreement.

3.	MOR-1 and MOR-1a: The detail presented in MOR-1 represents the total receipts and disbursements, taken directly from the debtors’ bank statements, for the period April 1st, 2010 through April 30th, 2010. The beginning and ending balances are also reported directly from the bank statements. Due to the nature of the debtor’s cash management system, the actual operating receipts and disbursements are captured within the numbers presented. MOR-1a breaks out the operating receipts and disbursements. Major categories of disbursements have been listed. The Company continues to refine the process by which items in the “Other” category are identified. These refinements will appear in subsequent month MORs.

4.	Significant Accounting Policies: The significant accounting policies are consistent with those listed in the Company’s 2009 Form 10-K filed with the SEC on March 31st, 2010.

5.	Liabilities Subject to Compromise: SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise may be subject to future adjustments, depending on court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Certain accounts included in the Liabilities Subject to Compromise may be entitled to administrative expense priority under section 503(b)(9) of the Bankruptcy Code. As of April 30th, 2010, the components of Liabilities Subject to Compromise consisted of:

Unsecured Debt	$3,019,652,337

Accounts Payable	100,615,196

OPEB & Pension	754,098,308
Liabilities Subject to Compromise	$3,874,365,841

Under the Bankruptcy Code, the Debtors generally must assume or reject pre-petition executory contracts, including but not limited to real property leases, subject to the approval of the Bankruptcy Courts and certain other conditions. In this context, “assumption” means that the company agrees to perform its obligations and cure all existing defaults under the contract or lease, and “rejection” means that it is relieved from its obligations to perform further under the contract or lease, but is subject to a pre-petition claim for damages for the breach thereof subject to certain limitations. Any damages resulting from rejection of executory contracts that are permitted to be recovered under the Bankruptcy Code will be treated as Liabilities Subject to Compromise unless such claims were secured prior to the Petition Date.

Since the Petition Date, the Company has received Court approval to reject a number of leases and other executory contracts of various types. The Company is reviewing all of its executory contracts and unexpired leases to determine which additional contracts and leases it will reject. The Company expects that additional Liabilities Subject to Compromise will arise due to rejection of executory contracts, including leases, and from the determination of the U.S. Court (or agreement by parties in interest) of allowed claims for contingencies and other disputed amounts. The Company also expects that the assumption of additional executory contracts and unexpired leases will convert certain of the liabilities shown on the accompanying financial statements as subject to compromise to post-petition liabilities. Due to the uncertain nature of many of the potential claims, the Company cannot project the magnitude of such claims with any degree of certainty.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of April 1, 2010 through April 30, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi- Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305
		No Accounts	No Accounts			No Accounts				No Accounts
Beginning Cash Balance	$464,172	$—	$—	$701	$6,439	$—	$1,882	$618	$273	$—	$51
Total Cash Receipts	$838,536	$—	$—	$—	$187,923	$—	$1,851	$16,217	$—	$—	$—
Total Cash Disbursements	$(807,736)	$—	$—	$—	$(183,325)	$—	$(182)	$(14,922)	$—	$—	$—

Ending Cash Balance	$494,973	$—	$—	$701	$11,038	$—	$3,551	$1,912	$273	$—	$51

	Bowater Newsprint South LLC 09-11306	Bowater Newsprint South Operations LLC 09-11307	Bowater Finance II, LLC 09-11308	Bowater Alabama LLC 09-11309	Coosa Pines Golf Club, LLC 09-11310	Bowater Incorporated 09-11311	Catawba Property Holdings LLC 09-11312	Bowater Finance Company Inc. 09-11314	Bowater South American Holdings, Inc. 09-11315	Bowater America Inc. (BAI) 09-11316	Lake Superior Forest Products Inc. 09-11317
			No Accounts		No Accounts		No Accounts		No Accounts	No Accounts
Beginning Cash Balance	$1	$1	$—	$156	$—	$436,060	$—	$3	$—	$—	$1
Total Cash Receipts	$—	$86	$—	$687	$—	$467,871	$—	$—	$—	$—	$50
Total Cash Disbursements	$—	$(0)	$—	$—	$—	$(448,319)	$—	$—	$—	$—	$(0)

Ending Cash Balance	$1	$87	$—	$843	$—	$455,612	$—	$3	$—	$—	$51

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-1 (Continued)

Debtors Consolidating Schedule of Receipts and Disbursements (1)

For the period of April 1, 2010 through April 30, 2010

(Dollars in Thousands)

	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated	Abitibi Bowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid- States Inc.	Bowater Ventures Inc.	Abitibi Bowater US Holding 1 Corp	ABH LLC 1	ABH Holding Company LLC
	09-11319	09-11320	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331	09-14485	09-14487
									No Accounts		No Accounts		No Accounts
Beginning Cash Balance	$2	$664	$0	$16,156	$358	$41	$762	$1	$—	$2	$1	$—	$—
Total Cash Receipts	$—	$—	$2	$163,556	$295	$—	$—	$—	$—	$—	$—	$—	$—
Total Cash Disbursements	$(1)	$(0)	$(0)	$(160,549)	$(434)	$(0)	$(2)	$(0)	$—	$(0)	$(0)	$—	$—

Ending Cash Balance	$2	$664	$2	$19,163	$219	$40	$760	$0	$—	$2	$1	$—	$—

Notes:

(1)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks and therefore the ending cash balance on MOR-1 may not agree with the ending cash balance on MOR-6. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(2)	Receipts and disb. include cash transactions from bank stmnts., including all activity within the accounts of a Debtor, and activity to and from affiliated Debtors.
(3)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros are converted to USD at the end of month exchange rates.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of April 1, 2010 through April 30, 2010

(Dollars in Thousands)

	All Debtor’s Grand Totals	AbitibiBowater Inc. 09-11296	AbitibiBowater US Holding LLC 09-11297	Donohue Corp. 09-11298	Abitibi Consolidated Sales Corporation (ACSC) 09-11299	Abitibi Consolidated Alabama Corporation 09-11300	Alabama River Newsprint Company (ARNC) 09-11301	Abitibi- Consolidated Corporation 09-11302	Augusta Woodlands, LLC 09-11303	Tenex Data Inc. 09-11304	Abitibi- Consolidated Finance LP 09-11305	Bowater Newsprint South LLC 09-11306
Total Cash Receipts	$340,031	$—	$—	$—	$110,825	$—	$1,851	$7,694	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$42,709	$—	$—	$—	$—	$—	$64	$1,333	$—	$—	$—	$—
Non-Payroll Labor	$6,360	$—	$—	$—	$—	$—	$13	$—	$—	$—	$—	$—
Raw Materials	$70,700	$—	$—	$—	$—	$—	$—	$6,874	$—	$—	$—	$—
Utilities (6)	$16,021	$—	$—	$—	$—	$—	$0	$—	$—	$—	$—	$—
Freight	$15,889	$—	$—	$—	$237	$—	$0	$—	$—	$—	$—	$—
SG&A	$19,677	$—	$—	$—	$726	$—	$—	$—	$—	$—	$—	$—
Supplies	$13,729	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$58	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$564	$—	$—	$—	$564	$—	$—	$—	$—	$—	$—	$—
Interest	$8,725	$—	$—	$—	$4,457	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$10,217	$—	$—	$—	$—	$—	$2	$—	$—	$—	$—	$—

Total Cash Disbursements	$204,647	$—	$—	$—	$5,983	$—	$80	$8,206	$—	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.1 billion of intercompany cash settlements, and $13.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of April 1, 2010 through April 30, 2010

(Dollars in Thousands)

	Bowater Newsprint South Operations LLC	Bowater Finance II, LLC	Bowater Alabama LLC (6)	Coosa Pines Golf Club, LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings, Inc.	Bowater America Inc. (BAI)	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
Total Cash Receipts	$86	$—	$687	$—	$166,852	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$1,589	$—	$3,676	$—	$22,568	$—	$—	$—	$1,035	$—	$—	$—
Non-Payroll Labor	$410	$—	$1,850	$—	$3,198	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$473	$—	$6,401	$—	$37,077	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$129	$—	$1,838	$—	$10,868	$—	$—	$—	$—	$—	$—	$—
Freight	$5	$—	$1,611	$—	$8,135	$—	$—	$—	$16	$—	$—	$—
SG&A	$44	$—	$546	$—	$12,845	$—	$—	$—	$—	$—	$—	$—
Supplies	$1,190	$—	$1,946	$—	$8,570	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$—	$44	$—	$1	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$—	$—	$—	$2,898	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$2	$—	$57	$—	$1,288	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$3,842	$—	$17,969	$—	$107,447	$—	$—	$—	$1,050	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.1 billion of intercompany cash settlements, and $13.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.
(6)	Cash disbursements for Coosa Pines and Coosa Woodlands were previously reported under Bowater, Inc. but now correctly appear under Bowater Alabama due to a change in data systems.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor:

MOR-1a (continued)

Debtors Consolidated Schedule of Receipts and Disbursements (1)

For the period of April 1, 2010 through April 30, 2010

(Dollars in Thousands)

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-States Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding1 Corp	ABH LLC 1	ABH Holding Company LLC
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11329	09-11330	09-11331	09-14485	09-14487
Total Cash Receipts	$—	$52,036	$—	$—	$—	$—	$—	$—	$—	$—	$—

Disbursements:
Payroll & Payroll Taxes	$—	$12,440	$—	$—	$—	$—	$5	$—	$—	$—	$—
Non-Payroll Labor	$—	$888	$—	$—	$—	$—	$—	$—	$—	$—	$—
Raw Materials	$—	$19,875	$—	$—	$—	$—	$—	$—	$—	$—	$—
Utilities (6)	$—	$3,160	$—	$—	$—	$—	$24	$—	$—	$—	$—
Freight	$—	$5,886	$—	$—	$—	$—	$—	$—	$—	$—	$—
SG&A	$—	$5,515	$—	$—	$—	$—	$0	$—	$—	$—	$—
Supplies	$—	$2,022	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rent	$—	$13	$—	$—	$—	$—	$—	$—	$—	$—	$—
Customer Rebates	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest	$—	$1,371	$—	$—	$—	$—	$—	$—	$—	$—	$—
Security Deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Taxes	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	$—	$8,868	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Cash Disbursements	$—	$60,039	$—	$—	$—	$—	$30	$—	$—	$—	$—

Notes:

(1)	MOR 1-a is intended to represent the operating cash flow of each debtor, including operating cash activity of each debtor as well as payments made on behalf of a debtor by an affiliated entity.
(2)	MOR 1-a excludes $ 1.1 billion of intercompany cash settlements, and $13.0 million of currency exchange transactions.
(3)	The debtors accounting systems are designed to provide operating reports in accordance with GAAP. The accounting systems are not designed to produce reports that are consistent with the requirements of the U.S. Trustee. As a result, the information presented in this cash flow was prepared using bank account statements as supplied to the debtors from the banks. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.
(4)	All amounts are stated in U.S. Dollars. Accounts normally stated in Canadian Dollars, British Pounds, or Euros have been converted to USD at end of month foreign exchange rates.
(5)	The amounts listed in Other are in the process of still being identified so in the future they can be accurately shown in one of the existing disbursement categories.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-2

Schedule of Cash Disbursements by Debtor Entity

(Dollars in Thousands)

Debtor Entity	Notes	Bankruptcy Case Number	Disbursements for the Period April 1, 2010 to April 30, 2010 (1)
AbitibiBowater Inc.	(2)	09-11296	$—
AbitibiBowater US Holding LLC	(2)	09-11297	$—
Donohue Corp.	(2)	09-11298	$—
Abitibi Consolidated Sales Corporation (ACSC)		09-11299	$6
Abitibi-Consolidated Alabama Corporation	(2)	09-11300	$—
Alabama River Newsprint Company (ARNC)	(2)	09-11301	$0
Abitibi-Consolidated Corporation		09-11302	$8
Augusta Woodlands, LLC	(2)	09-11303	$—
Tenex Data Inc.	(2)	09-11304	$—
Abitibi-Consolidated Finance LP	(2)	09-11305	$—
Bowater Newsprint South LLC	(2)	09-11306	$—
Bowater Newsprint South Operations LLC		09-11307	$4
Bowater Finance II, LLC	(2)	09-11308	$—
Bowater Alabama LLC		09-11309	$18
Coosa Pines Golf Club, LLC	(2)	09-11310	$—
Bowater Incorporated		09-11311	$107
Catawba Property Holdings LLC	(2)	09-11312	$—
Bowater Finance Company, Inc.	(2)	09-11314	$—
Bowater South American Holdings, Inc.	(2)	09-11315	$—
Bowater America Inc. (BAI)		09-11316	$1
Lake Superior Forest Products Inc.	(2)	09-11317	$—
Bowater Canada Finance Corporation	(2)	09-11319	$—
Bowater Canadian Holdings Incorporated	(2)	09-11320	$—
AbitibiBowater Canada Inc.	(2)	09-11321	$—
Bowater Canadian Forest Products Inc. (3)		09-11322	$60
Bowater Maritimes Inc. (3)	(2)	09-11324	$—
Bowater LaHave Corporation	(2)	09-11325	$—
Bowater Canadian Limited	(2)	09-11326	$—
Bowater Nuway Inc.	(2)	09-11328	$—
Bowater Nuway Mid-States Inc.	(2)	09-11329	$0
Bowater Ventures Inc.	(2)	09-11330	$—
AbitibiBowater US Holding 1 Corp	(2)	09-11331	$—
ABH LLC 1	(2)	09-14485	$—
ABH Holding Company LLC	(2)	09-14487	$—
Total Disbursements			$205

Notes:

(1)	Disbursement amounts in the bank accounts include payments issued during the period, excluding inter-company cash settlements and transfers between accounts of $ 1.1 billion, and $ 13.0 million in currency exchange. Any disbursements made in Canadian Dollars have been converted to USD at month-end exchange rates.
(2)	Indicates Debtor entities that have no disbursements or disbursements of $500 or less during the period.

re: Abitibibowater Inc.	Chapter 11

Case No. 09-11296
Debtor

MOR-3

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

	Case #	Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ April 30, 2010
09	11298	Donohue Corp (DNC)	Bank of America	6296	USD	$701
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1568	USD	$8,476
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	1576	USD	$559
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	6171	USD	$29
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2316	USD	$132
09	11299	Abitibi Cons Sales Corp (ACSC)	Bank of America	2696	USD	$1,842
09	11301	Alabama River Newsprint Company	Regions	8852	USD	$1,759
09	11301	Alabama River Newsprint Company	Regions	8852-I	USD	$1,791
09	11301	Alabama River Newsprint Company	Regions	6609	USD	$—
09	11301	Alabama River Newsprint Company	Regions	2789	USD	$—
09	11301	Alabama River Newsprint Company	Regions	5391	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	6482	USD	$402
09	11302	Abitibi-Consolidated Corporation	Bank of America	9128	USD	$725
09	11302	Abitibi-Consolidated Corporation	Bank of America	2704	USD	$—
09	11302	Abitibi-Consolidated Corporation	Bank of America	8511	USD	$4
09	11302	Abitibi-Consolidated Corporation	Bank of America	0430	USD	$737
09	11302	Abitibi-Consolidated Corporation	Bank of America	0429	USD	$23
09	11302	Abitibi-Consolidated Corporation	Bank of America	7832	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	9656	USD	$0
09	11302	Abitibi-Consolidated Corporation	Bank of America	2388	USD	$22
09	11303	Augusta Woodlands LLC	Wachovia	7669	USD	$—
09	11303	Augusta Woodlands LLC	Bank of America	3020	USD	$273
09	11305	Abitibi-Consolidated Finance LP	CIBC	4615	USD	$51
09	11306	Bowater Newsprint South LLC	Wachovia	7229	USD	$1
09	11307	Bowater Newsprint South Ops (BNSO)	Regions Bank	9429	USD	$87
09	11309	Bowater Alabama (BALI)	Coosa Pines Federal Credit Union	2022	USD	$843
09	11311	Bowater Incorporated (BI)	Wachovia	9066	USD	$32,923
09	11311	Bowater Incorporated (BI)	Wachovia	3394	USD	$—
09	11311	Bowater Incorporated (BI)	Wachovia	7224	USD	$2
09	11311	Bowater Incorporated (BI)	Wachovia London	8026	USD	$(0)
09	11311	Bowater Incorporated (BI)	Wachovia London	8036	GBP	$6,634
09	11311	Bowater Incorporated (BI)	Wachovia London	8166	EUR	$8,576
09	11311	Bowater Incorporated (BI)	Bank of America	2618	USD	$3,661
09	11311	Bowater Incorporated (BI)	Bank of America	5097	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	0687	USD	$352
09	11311	Bowater Incorporated (BI)	Wells Fargo	3255	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3274	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3289	USD	$—
09	11311	Bowater Incorporated (BI)	Wells Fargo	3293	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	3002	USD	$380,427
09	11311	Bowater Incorporated (BI)	Bank of New York	5679	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	5229	USD	$—
09	11311	Bowater Incorporated (BI)	Bank of New York	6153	USD	$1,161
09	11311	Bowater Incorporated (BI)	Regions Bank	3536	USD	$6
09	11311	Bowater Incorporated (BI)	BB&T	1324	USD	$185
09	11311	Bowater Incorporated (BI)	BB&T	6446	USD	$294
09	11311	Bowater Incorporated (BI)	SunTrust	1261	USD	$50
09	11311	Bowater Incorporated (BI)	JPMorgan Chase	4478	USD	$16
09	11311	Bowater Incorporated (BI)	Arrowpoint Fed CU	2195	USD	$0
09	11311	Bowater Incorporated (BI)	Carolina First	2882	USD	$1
09	11311	Bowater Incorporated (BI)	Wachovia	9438	USD	$15,000

re: Abitibibowater Inc.	Chapter 11

Case No. 09-11296
Debtor

MOR-3 (continued)

Schedule of Debtors Bank Account Balances

(Currency in Thousands)

	Case #	Debtor Entity	Bank Name	Bank Account Ending In:	Curr	Bank Balance @ April 30, 2010
09	11314	Bowater Finance Company Inc.	Wachovia	7062	USD	$3
09	11317	Lake Superior Forest Products Inc.	Bank of America	1105	USD	$51
09	11319	Bowater Canada Finance Corporation	Wachovia	7892	USD	$0
09	11319	Bowater Canada Finance Corporation	Wachovia	9074	USD	$1
09	11319	Bowater Canada Finance Corporation	Wachovia	7143	USD	$1
09	11320	Bowater Canadian Holdings Incorporated	Wachovia	9382	USD	$651
09	11320	Bowater Canadian Holdings Incorporated	Toronto Dominion	5387	CAD	$12
09	11321	AbitibiBowater Canada Inc.	Wachovia	7711	USD	$2
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0135	USD	$3,777
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2181	CAD	$3,990
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	0811	CAD	$15
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5945	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	8611	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	5990	USD	$230
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	9511	CAD	$1,040
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	7609	CAD	$1,872
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	1445	USD	$485
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Montreal	2392	USD	$583
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	4845	USD	$570
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	6782	CAD	$3,131
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9460	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9428	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	9444	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7762	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	8039	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	3089	CAD	$312
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7746	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Toronto Dominion	7754	CAD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0351	USD	$590
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	3801	USD	$—
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of America	0364	USD	$302
09	11322	Bowater Canadian Forest Products (BCFPI)	Banque Nationale du Canada	0027	CAD	$464
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	5412	CAD	$1
09	11322	Bowater Canadian Forest Products (BCFPI)	Bank of Nova Scotia	4114	CAD	$401
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia	9531	USD	$0
09	11322	Bowater Canadian Forest Products (BCFPI)	Wachovia London	8036	GBP	$704
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	2394	GBP	$325
09	11322	Bowater Canadian Forest Products (BCFPI)	Lloyds of London	9992	GBP	$15
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5982	USD	$66
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	5889	CAD	$156
09	11324	Bowater Maritime Inc (DAL)	Bank of Montreal	8603	CAD	$—
09	11325	Bowater LaHave Corporation	Wachovia	6638	USD	$40
09	11326	Bowater Canadian Limited	CIBC	5917	CAD	$20
09	11326	Bowater Canadian Limited	CIBC	6918	CAD	$753
09	11328	Bowater Nuway Inc (BEN)	Wachovia	6806	USD	$0
09	11330	Bowater Ventures Inc	Wachovia	9612	USD	$1
09	11330	Bowater Ventures Inc	Wachovia	7148	USD	$1
09	11331	AbitibiBowater US Holding 1 Corp	Wachovia	9155	USD	$1

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-4

Schedule of Professional Fees and Expenses Paid (1)

For the Period April 1, 2010 to April 30, 2010

Professional Firm	Amount Paid This Period	Cumulative Amount Paid
Paul, Weiss, Rifkind, Wharton & Garrison LLP	$543,743	$6,734,990
Young Conaway Stargatt & Taylor, LLP		$862,156
Deloitte Tax LLP	$478,745	$1,752,782
Ernst & Young LLP	$44,454	$780,107
Troutman Sanders LLP	$59,536	$1,156,630
PricewaterhouseCoopers LLP, U.S.		$1,282,254
Huron Consulting LLC	$146,922	$3,138,895
Blackstone Advisory Services L.P.	$546,306	$3,550,822
Hogan Hartson LLP		$69,220
		$—

Totals	$1,819,706	$19,327,856

Notes:
(1) Professional fees include payments to professionals or consultants not in the ordinary course.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-5

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

As of April 30th, 2010

William G. Harvey hereby declares under penalty of perjury:

1.	I am the Executive Vice President and Chief Financial Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	I hereby certify that the bank accounts of the Debtor and all affiliated Debtors are reconciled on a regular and timely basis.

Dated: May 31st , 2010	Respectfully submitted,

/s/ William G. Harvey
	By:	William G. Harvey
	Title:	Executive Vice President & Chief Financial Officer

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-6

Debtor Consolidating Balance Sheet

As of April 30th, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
ASSETS
Cash and Cash Equivalents	—	—	701,342	1,987,556	—	1,759,105	348,484	273,430	—	51,047	—
Receivables Net	—	—	—	10,236,323	4,524,305	582,713	11,323,797	—	—	—	—
Inventories	—	—	—	27,806,999	—	916,945	1,516,341	—	—	—	—
Prepaid Expense and Other	—	—	—	447,716	—	45,397	1,312,558	—	—	—	—
Note Receivables from Affiliates	377,858,469	—	515,069,986	262,576,119	—	—	92,000,000	—	—	36,310,682	—
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	377,858,469	—	515,771,328	303,054,713	4,524,305	3,304,160	106,501,180	273,430	—	36,361,729	—

Plant and Equipment	—	—	—	8,893,386	898,483	14,942,658	42,756,736	24,877	—	—	—
Less Accumulated Depreciation	—	—	—	(7,921,497)	(898,483)	(9,443,688)	(11,264,109)	—	—	—	—
Plant and Equipment - Net	—	—	—	971,889	—	5,498,970	31,492,627	24,877	—	—	—

Goodwill / Intangible Assets	—	—	—	31,916	—	—	34,315	—	—	—	—
Investment in Subsidiaries	3,155,282,839	688,900,001	1,257,832,309	442,700,623	36,002,166	—	31,483,052	—	—	—	—
Other Assets	11,903,520	990	—	15,570,194	—	—	43,959,222	—	—	—	—
Total Assets	3,545,044,828	688,900,991	1,773,603,637	762,329,335	40,526,471	8,803,130	213,470,396	298,307	—	36,361,729	—

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	—	—	2,955,543	(4,257,261)	(1,677,042)	6,285,984	(2)	—	—	—
Accrued Liabilites	7,020,258	—	(40,990,993)	90,903,627	(7,269)	400,769	18,475,216	—	—	—	—
Current Portion of Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Due to Affiliates	94,921,001	—	35,711,059	(88,543,545)	(12,423,951)	(198,432)	344,405,874	(4,371,680)	—	(14,270,771)	24,800,000
Income Tax Payable	(30,588,546)	(11,987,501)	9,284,916	597,778	(3,999,490)	—	(5,535,918)	(17,890)	—	—	—
Total Current Liabilities	71,352,713	(11,987,501)	4,004,982	5,913,403	(20,687,971)	(1,474,705)	363,631,156	(4,389,572)	—	(14,270,771)	24,800,000

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	1	—	—	19,292,993	(1)	(4,801,200)	112,980,650	—	—	1	2,000,000
Deferred Income Taxes	(1,670,339)	(11,797,935)	(135,769,440)	(41,114,383)	26,782,890	—	(202,989,475)	—	—	—	77,447,000
Liabilities Subject to Compromise
Debt	296,279,094	—	—	—	—	—	—	—	—	8,864,694	—
Debt Affiliate	725,156,300	787,337,635	—	468,375,376	262,575,505	—	—	—	—	—	—
Accounts Payable	—	—	—	6,803,104	—	3,405,382	4,743,231	—	—	—	—
Other	3,720,827	—	—	129,576,183		25,584,341	5,706,582	—	—	—	—
Total Liabilities	1,094,838,596	763,552,199	(131,764,458)	588,846,676	268,670,423	22,713,818	284,072,144	(4,389,572)	—	(5,406,076)	104,247,000

Shareholder Equity—Net	2,450,206,232	(74,651,208)	1,905,368,095	173,482,659	(228,143,952)	(13,910,688)	(70,601,748)	4,687,879	—	41,767,805	(104,247,000)

Total Liabilities and Shareholders’ Equity	3,545,044,828	688,900,991	1,773,603,637	762,329,335	40,526,471	8,803,130	213,470,396	298,307	—	36,361,729	—

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of April 30th, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
ASSETS
Cash and Cash Equivalents	87,316	—	843,181	—	433,616,942	—	2,714	—	—	50,606	428	663,789
Receivables Net	12,783,757	—	11,079,286	—	79,360,392	—	—	—	116,526,899	—	—	—
Inventories	9,998,845	—	38,072,625	—	97,520,981	—	—	—	(542,924)	—	—	—
Prepaid Expense and Other	1,563,376	—	4,534,168	—	23,920,113	—	—	—	—	—	—	—
Note Receivables from Affiliates	—	—	—	—	1,056,155,768	—	30,060,355	—	—	—	—	46,803,833
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	24,433,294	—	54,529,260	—	1,690,574,196	—	30,063,069	—	115,983,975	50,606	428	47,467,622
Plant and Equipment	376,979,738	—	463,867,607	1,792,022	2,592,055,170	—	—	—	3,403,000	—	—	—
Less Accumulated Depreciation	(199,253,276)	—	(215,949,149)	(1,537,791)	(1,939,667,484)	—	—	—	(3,403,000)	—	—	—
Plant and Equipment - Net	177,726,462	—	247,918,458	254,231	652,387,686	—	—	—	—	—	—	—
Goodwill / Intangible Assets	—	—	—	—	—	—	—	—	9,100,000	—	—	—
Investment in Subsidiaries	—	—	—	—	2,624,217,961	—	(3,010,119)	—	9,342,497	87,120,061	818,915,994	2,789,462,558
Other Assets	—	—	—	—	60,951,174	—	—	—	—	—	1,225,459	—
Total Assets	202,159,756	—	302,447,718	254,231	5,028,131,017	—	27,052,950	—	134,426,472	87,170,667	820,141,881	2,836,930,180
LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	1,447,634	—	5,709,136	—	27,813,232	—	—	—	2,118,654	—	—	—
Accrued Liabilites	3,561,881	—	10,371,513	10,150	67,445,815	—	—	—	1,181,271	(11,980,000)	—	(425,939)
Current Portion of Long Term Debt	—	—	—	—	163,894,737	—	—	—	—	—	—	—
Due to Affiliates	21,101,206	—	(131,946,379)	(267,040)	(794,031,825)	—	(11,188)	—	730,834,945	77,063,005	490,571	1,346,656
Income Tax Payable	—	—	—	—	43,129,290	—	—	—	—	—	—	(1)
Total Current Liabilities	26,110,721	—	(115,865,730)	(256,890)	(491,748,751)	—	(11,188)	—	734,134,870	65,083,005	490,571	920,716
Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	127,682	—	976,742	—	(31,588,862)	—	(1)	—	(1)	1	(2)	1
Deferred Income Taxes	(5,396,946)	—	56,995,190	(55,865)	4,330,121	—	—	—	3,360,062	10,063,421	29,132,351	—
Liabilities Subject to Compromise
Debt	4,583,540	—	—	—	1,610,903,016	—	—	—	—	—	676,178,440	—
Debt Affiliate	—	—	—	—	506,918,541	—	—	—	—	—	—	108,127,642
Accounts Payable	2,431,311	—	12,485,901	—	33,869,601	—	—	—	—	—	—	—
Other	9,072,862	—	62,663,847	6	308,058,351	—	—	—	—	—	—	—
Total Liabilities	36,929,170	—	17,255,950	(312,749)	1,940,742,017	—	(11,189)	—	737,494,931	75,146,427	705,801,360	109,048,359
Shareholder Equity - Net	165,230,586	—	285,191,768	566,980	3,087,389,000	—	27,064,139	—	(603,068,459)	12,024,240	114,340,521	2,727,881,821
Total Liabilities and Shareholders’ Equity	202,159,756	—	302,447,718	254,231	5,028,131,017	—	27,052,950	—	134,426,472	87,170,667	820,141,881	2,836,930,180

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustment

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-6 (continued)

Debtor Consolidating Balance Sheet

As of April 30th, 2010

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
ASSETS
Cash and Cash Equivalents	3,362	15,794,021	196,176	40,565	759,805	355	—	1,284	—	—	—	457,181,508
Receivables Net	—	78,499,421	56,939	—	—	—	—	—	—	—	—	324,973,832
Inventories	—	96,623,193	226,805	—	—	—	136,211	—	—	—	—	272,276,021
Prepaid Expense and Other	—	3,798,149	(750)	—	—	—	87,135	—	—	—	—	35,707,862
Note Receivables from Affiliates	—	485,819,839	—	—	—	482,838,923	—	—	—	250,919,443	—	3,636,413,417
Income Tax Receivable	—	—	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	—	—	—
Total Current Assets	3,362	680,534,623	479,170	40,565	759,805	482,839,278	223,346	1,284	—	250,919,443	—	4,726,552,640
												—
Plant and Equipment	—	1,710,165,910	7,259,074	—	—	—	21,390,029	—	—	—	—	5,244,428,690
Less Accumulated Depreciation	—	(1,217,748,248)	(2,187,378)	—	—	—	(18,488,095)	—	—	—	—	(3,627,762,198)
Plant and Equipment - Net	—	492,417,662	5,071,696	—	—	—	2,901,934	—	—	—	—	1,616,666,492
Goodwill / Intangible Assets	—	46,899,000	—	—	—	—	—	—	—	—	—	56,065,231
Investment in Subsidiaries	1,641,734,485	966,863,513	—	79,809,309	7,646,956	5,100,000	—	820,283	—	—	250,919,443	14,891,143,931
Other Assets	—	119,013,507	(23,496,163)	—	—	—	—	—	—	—	—	229,127,903
Total Assets	1,641,737,847	2,305,728,305	(17,945,297)	79,849,874	8,406,761	487,939,278	3,125,280	821,567	—	250,919,443	250,919,443	21,519,556,197

LIABILITIES AND SHAREHOLDERS’ EQUITY
Trade Accounts Payable	—	751,779	6,581	—	—	1	601	—	—	—	—	41,154,840
Accrued Liabilites	5,987	86,037,799	686,579	—	—	15,809	77,894	—	—	—	—	232,790,367
Current Portion of Long Term Debt	—	42,105,263	—	—	—	—	—	—	—	—	—	206,000,000
Due to Affiliates	6,075,765	(157,372,488)	50,738,576	—	14,735	(2,068,850)	73,613,057	128,110	—	—	—	255,738,411
Income Tax Payable	1	547,336	155	—	118,626	—	—	—	—	—	—	1,548,756
Total Current Liabilities	6,081,753	(27,930,311)	51,431,891	—	133,361	(2,053,040)	73,691,552	128,110	—	—	—	737,232,374

Long Term Debt	—	—	—	—	—	—	—	—	—	—	—	—
Reclassification to Current Portion	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Debt Net of Current Installments	—	—	—	—	—	—	—	—	—	—	—	—
Loans from Affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Other Liabilities	(1)	76,694,851	(27,907,633)	—	(1)	(2)	94,601	—	—	—	—	147,869,819
Deferred Income Taxes	22,310,841	35,407	137,199	—	(116,166)	(794,126)	8,388,413	—	—	—	—	(160,721,780)
Liabilities Subject to Compromise
Debt	—	422,843,553	—	—	—	—	—	—	—	—	—	3,019,652,337
Debt Affiliate	329,334,714	366,849,029	156,480,557	—	—	—	—	—	—	—	—	3,711,155,299
Accounts Payable	—	35,411,949	1,333,355	—	—	50,347	81,015	—	—	—	—	100,615,196
Other	—	166,415,187	43,227,303	(1)	—	(3)	72,823	—	—	—	—	754,098,308
Total Liabilities	357,727,307	1,040,319,665	224,702,672	(1)	17,194	(2,796,824)	82,328,404	128,110	—	—	—	8,309,901,553

Shareholder Equity - Net	1,284,010,540	1,265,408,640	(242,647,969)	79,849,875	8,389,567	490,736,102	(79,203,124)	693,457	—	250,919,443	250,919,443	13,209,654,644

Total Liabilities and Shareholders’ Equity	1,641,737,847	2,305,728,305	(17,945,297)	79,849,874	8,406,761	487,939,278	3,125,280	821,567	—	250,919,443	250,919,443	21,519,556,197

NOTE: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-7

Debtor Consolidating Statement of Operations

For the Period April 1st, 2010 to April 30th, 2010

	AbitibiBowater Inc.	AbitibiBowater US Holding LLC	Donohue Corp.	Abitibi Consolidated Sales Corporation	Abitibi- Consolidated Alabama Corporation	Alabama River Newsprint Company	Abitibi- Consolidated Corporation	Augusta Woodlands, LLC	Tenex Data Inc.	Abitibi- Consolidated Finance LP	Bowater Newsprint South LLC
	09-11296	09-11297	09-11298	09-11299	09-11300	09-11301	09-11302	09-11303	09-11304	09-11305	09-11306
Statement of Operations
Sales - Net	—	—	—	110,862,886	—	(40,639)	(49,948)	—	—	—	—
Cost of Sales	—	—	—	110,385,313	—	(51,760)	307,293	—	—	—	—
Gross Profit (Loss)	—	—	—	477,573	—	11,121	(357,241)	—	—	—	—
Operating Expenses
Selling, General and Administrative	812,333	—	2,500	(9,213,105)	1,250	—	—	—	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	(13,334)	—	1,030	(702,763)	—	—	—	—
Total Operating Expenses	812,333	—	2,500	(9,226,439)	1,250	1,030	(702,763)	—	—	—	—

Operating Income (Loss)	(812,333)	—	(2,500)	9,704,012	(1,250)	10,091	345,522	—	—	—	—
Interest Income (Expense)	—	—	1,011,312	(905,982)	—	141	(1,911)	—	—	(52,114)	—
Other Income (Expense) Net	40,666	(3)	—	5,626,084	—	42,610	(1,528)	—	—	881	—
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	—	—
Income Before Taxes	(771,667)	(3)	1,008,812	14,424,114	(1,250)	52,842	342,083	—	—	(51,233)	—

Income Tax Expense	—	—	—	—	—	—	—	—	—	—	—

Net Income before Discontinued Operations	(771,667)	(3)	1,008,812	14,424,114	(1,250)	52,842	342,083	—	—	(51,233)	—
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(771,667)	(3)	1,008,812	14,424,114	(1,250)	52,842	342,083	—	—	(51,233)	—

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period April 1st, 2010 to April 30th, 2010

	Bowater Newsprint South Operations LLC	Bowater Finance II LLC	Bowater Alabama LLC	Coosa Pines Golf Club LLC	Bowater Incorporated	Catawba Property Holdings LLC	Bowater Finance Company Inc.	Bowater South American Holdings Inc.	Bowater America Inc.	Lake Superior Forest Products Inc.	Bowater Canada Finance Corporation	Bowater Canadian Holdings Incorporated
	09-11307	09-11308	09-11309	09-11310	09-11311	09-11312	09-11314	09-11315	09-11316	09-11317	09-11319	09-11320
Statement of Operations
Sales - Net	10,635,103	—	18,127,373	—	74,630,167	—	—	—	82,684,408	—	—	—
Cost of Sales	10,752,659	—	18,641,291	(3,112)	65,683,337	—	—	—	81,864,611	—	—	—
Gross Profit (Loss)	(117,556)	—	(513,918)	3,112	8,946,830	—	—	—	819,797	—	—	—
Operating Expenses
Selling, General and Administrative	16,094	—	70,784	—	3,589,142	—	—	—	54,028	—	—	—
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	—	—	—	3,213,467	—	—	—	—	—	—	—
Total Operating Expenses	16,094	—	70,784	—	6,802,609	—	—	—	54,028	—	—	—
Operating Income (Loss)	(133,650)	—	(584,702)	3,112	2,144,221	—	—	—	765,769	—	—	—

Interest Income (Expense)	(540)	—	(146)	—	(4,028,085)	—	—	—	—	(17)	(3,975,179)	(569,496)
Other Income (Expense) Net	54,892	—	55,578	—	(536,719)	—	—	—	72,335	47,089	72,353	22,951
Equity in Earnings of Subs	—	—	—	—	—	—	—	—	—	(509,200)	—	—
Income Before Taxes	(79,298)	—	(529,270)	3,112	(2,420,583)	—	—	—	838,104	(462,128)	(3,902,826)	(546,545)

Income Tax Expense	—	—	—	—	—	—	—	—	31,667	—	—	—

Net Income before Discontinued Operations	(79,298)	—	(529,270)	3,112	(2,420,583)	—	—	—	869,771	(462,128)	(3,902,826)	(546,545)
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	(79,298)	—	(529,270)	3,112	(2,420,583)	—	—	—	869,771	(462,128)	(3,902,826)	(546,545)

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-7 (continued)

Debtor Consolidating Statement of Operations

For the Period April 1st to April 30th, 2010

	AbitibiBowater Canada Inc.	Bowater Canadian Forest Products Inc.	Bowater Maritimes Inc.	Bowater LaHave Corporation	Bowater Canadian Limited	Bowater Nuway Inc.	Bowater Nuway Mid-states Inc.	Bowater Ventures Inc.	AbitibiBowater US Holding 1 Corp.	ABH LLC 1	ABH Holding Company LLC	Grand Total
	09-11321	09-11322	09-11324	09-11325	09-11326	09-11328	09-11328	09-11330	09-11331	09-14485	09-14487
Statement of Operations
Sales - Net	—	52,521,499	777	—	—	—	(26,808)	—	—	—	—	349,344,818
Cost of Sales	—	54,118,151	136,472	—	—	185,788	59,401	—	—	—	—	342,079,444
Gross Profit (Loss)	—	(1,596,652)	(135,695)	—	—	(185,788)	(86,209)	—	—	—	—	7,265,374
Operating Expenses												—
Selling, General and Administrative	—	1,744,018	—	—	—	—	1,388	—	—	—	—	(2,921,568)
Research and Development	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other Costs	—	2,754,082	—	—	—	—	—	—	—	—	—	5,252,482
Total Operating Expenses	—	4,498,100	—	—	—	—	1,388	—	—	—	—	2,330,914
												—
Operating Income (Loss)	—	(6,094,752)	(135,695)	—	—	(185,788)	(87,597)	—	—	—	—	4,934,460
												—
Interest Income (Expense)	(31)	(3,331,820)	(425,635)	(464)	(5)	—	—	(32)	—	—	—	(12,280,004)
Other Income (Expense) Net	69,035	1,396,015	1,306,890	—	—	(890)	185	—	—	—	—	8,268,424
Equity in Earnings of Subs	—	4,216	—	—	—	—	—	—	—	—	—	(504,984)
Income Before Taxes	69,004	(8,026,341)	745,560	(464)	(5)	(186,678)	(87,412)	(32)	—	—	—	417,896
												—
Income Tax Expense	—	—	—	—	—	—	—	—	—	—	—	31,667
												—
Net Income before Discontinued Operations	69,004	(8,026,341)	745,560	(464)	(5)	(186,678)	(87,412)	(32)	—	—	—	449,563
Discontinued Operations	—	—	—	—	—	—	—	—	—	—	—	—
Net Income (Loss)	69,004	(8,026,341)	745,560	(464)	(5)	(186,678)	(87,412)	(32)	—	—	—	449,563

NOTE 1: The information contained herein is provided to fulfill the requirements of the Office of the U. S Trustee. All information is unaudited and subject to further adjustments.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-8

Declaration Regarding the Status of Post-Petition Taxes of the Debtors As of April 30th, 2010

Joseph B. Johnson hereby declares under penalty of perjury:

1.	I am the Senior Vice President, Finance and Chief Accounting Officer for Abitibibowater Inc, et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	I am authorized to submit this Declaration of behalf of the Debtors.

3.	To the best of my knowledge, I certify that the Debtor and all affiliated Debtors have paid all taxes from April 1st, 2010, through April 30th, 2010, the end of this reporting period.

Dated: May 31st, 2010	Respectfully submitted,

/s/ Joseph B. Johnson
	By:	Joseph B. Johnson
	Title:	Senior Vice President, Finance and Chief Accounting Officer

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-9

Combined Listing of Post-Petition Aged Accounts Payable

As of April 30th, 2010

(Dollars in Thousands)

		Number of Days Outstanding

	Notes	0-30	31-60	61-90	Over 90	Totals
Accounts Payable	(1)	$33,459	$5,227	$1,729	$741	$41,155

Total Post-Petition Payables		$33,459	$5,227	$1,729	$741	$41,155

Notes:

(1)	The post-petition accounts payable reported represents open and outstanding trade vendor invoices, based on invoice date, that have been entered into the Debtors’ accounts payable system. These amounts do not include any payables based on accruals for which invoices have not been received nor services performed.

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-10

Combined Listing of Aged Accounts Receivable

As of April 30th , 2010

(Dollars in Thousands)

			Number of Days Outstanding

	Notes	Current	1-30	31-60	61-90	Over 90	Totals
Accounts Receivable	(1)	$220,606	$25,087	$3,545	$2,727	$20,724	272,690
Other Receivables	(2)	$37,398	$—	$—	$—	$14,886	$52,284

Totals	(3)	$258,004	$25,087	$3,545	$2,727	$35,610	$324,974

		79.4%	7.7%	1.1%	0.8%	11.0%	100.0%

Notes:

(1)	All amounts have been converted to U.S. Dollars.
(2)	Other receivables primarily include:

-A/R Excise/Commodity Taxes - $7.1 million

-A/R Roads/Land Refurb Credit - $15.0 million

-Other A/R miscellaneous items - $30.2 million

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR - 11

Summary of Debtors Post-Petition Intercompany Receivables and Payables

(Dollars in Thousands)

		March 31, 2010			April 30, 2010			Change
Case #	Debtor Entity	Intercompany Balances	Intercompany Notes	Total	Intercompany Balances	Intercompany Notes	Total	Intercompany Balances	Intercompany Notes	Total

09-11296	AbitibiBowater Incorporated	(94,190)	(347,298)	(441,488)	(94,921)	(347,298)	(442,219)	(731)	—	(731)
09-11297	AbitibiBowater US Holding LLC	—	(787,338)	(787,338)	—	(787,338)	(787,338)	—	—	—
09-11298	Donohue Corp.	(36,016)	535,135	499,120	(38,557)	536,146	497,589	(2,541)	1,011	(1,530)
09-11299	Abitibi Consolidated Sales Corporation	87,911	(190,741)	(102,829)	88,544	(191,752)	(103,208)	632	(1,011)	(379)
09-11300	Abitibi-Consolidated Alabama Corporation	12,582	(262,606)	(250,024)	12,622	(262,606)	(249,983)	41	—	41
09-11301	Alabama River Newsprint Company	—	—	—	—	—	—	—	—	—
09-11302	Abitibi-Consolidated Corporation	(304,937)	52,000	(252,937)	(304,406)	54,541	(249,864)	531	2,541	3,073
09-11303	Augusta Woodlands, LLC	4,372	40,000	44,372	4,372	37,459	41,830	—	(2,541)	(2,541)
09-11304	Tenex Data Inc.	—	—	—	—	—	—	—	—	—
09-11305	Abitibi- Consolidated Finance LP	14,271	36,313	50,584	14,271	36,310	50,581	(0)	(3)	(3)
09-11306	Bowater Newsprint South LLC	(23,500)	—	(23,500)	(24,800)	—	(24,800)	(1,300)	—	(1,300)
09-11307	Bowater Newsprint South Operations LLC	(22,084)	—	(22,084)	(21,101)	—	(21,101)	983	—	983
09-11308	Bowater Finance II LLC	—	—	—	—	—	—	—	—	—
09-11309	Bowater Alabama LLC	137,266	—	137,266	131,679	—	131,679	(5,586)	—	(5,586)
09-11310	Coosa Pines Golf Club LLC	262	—	262	267	—	267	5	—	5
09-11311	Bowater Incorporated	788,504	546,171	1,334,675	794,032	543,312	1,337,343	5,528	(2,860)	2,668
09-11312	Catawba Property Holdings LLC	—	—	—	—	—	—	—	—	—
09-11314	Bowater Finance Company Inc.	11	30,060	30,072	11	30,060	30,072	—	—	—
09-11315	Bowater South American Holdings Inc.	—	—	—	—	—	—	—	—	—
09-11316	Bowater America Inc.	(728,208)	—	(728,208)	(730,835)	—	(730,835)	(2,627)	—	(2,627)
09-11317	Lake Superior Forest Products Inc.	(77,061)	—	(77,061)	(77,063)	—	(77,063)	(2)	—	(2)
09-11319	Bowater Canada Finance Corporation	(492)	—	(492)	(491)	—	(491)	1	—	1
09-11320	Bowater Canadian Holdings Incorporated	(1,370)	(60,716)	(62,086)	(1,347)	(61,285)	(62,632)	23	(569)	(546)
09-11321	AbitibiBowater Canada Inc.	(6,090)	(329,335)	(335,425)	(6,076)	(329,335)	(335,410)	15	—	15
09-11322	Bowater Canadian Forest Products Inc.	168,425	115,970	284,395	172,144	118,551	290,695	3,719	2,581	6,300
09-11324	Bowater Maritimes Inc.	(50,619)	(156,581)	(207,200)	(50,739)	(156,481)	(207,219)	(120)	100	(20)
09-11325	Bowater LaHave Corporation	—	—	—	—	—	—	—	—	—
09-11326	Bowater Canadian Limited	(15)	—	(15)	(15)	—	(15)	0	—	0
09-11328	Bowater Nuway Inc.	2,255	482,839	485,093	2,069	482,839	484,908	(186)	—	(186)
09-11329	Bowater Nuway Mid-states Inc.	(73,556)	—	(73,556)	(73,613)	—	(73,613)	(57)	—	(57)
09-11330	Bowater Ventures Inc.	(128)	—	(128)	(128)	—	(128)	—	—	—
09-11331	AbitibiBowater US Holding 1 Corp.	—	—	—	—	—	—	—	—	—
09-14485	ABH LLC 1	—	250,919	250,919	—	250,919	250,919	—	0	0
09-14486	ABH LLC 2	—	—	—	—	—	—	—	—	—
09-14487	ABH Holding Company LLC	—	—	—	—	—	—	—	—	—

	CCAA Filing Companies	264,988	116,957	381,945	264,281	117,742	382,022	(707)	785	78

	Non-Filing Companies	(62,580)	(71,752)	(134,332)	(60,201)	(71,786)	(131,986)	2,380	(34)	2,346

	Total	$(0)	$(0)	$(0)	$—	$—	$—	$0	$0	$0

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-12

Debtors’ Questionnaire

For the Period April 1st, 2010 to April 30th, 2010

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this period? If yes, provide an explanation below.	☐	☒

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4. Are workers compensation, general liability and other necessary Insurance coverage in effect? If no, provide an explanation below.	☒	☐

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

	☐	☒

In re: Abitibibowater Inc., et al.,	Chapter 11

Case No. 09-11296
Debtor

MOR-12a

Supplement to Debtors’ Questionnaire

For Period April 1st, 2010 to April 30th, 2010

Listing of bank accounts opened during the reporting period.

Debtor	Bank Name	Date Opened
(none)